                                                                    EXHIBIT 21.1

                     UNITED COMPANIES FINANCIAL CORPORATION
                              LIST OF SUBSIDIARIES

                               DECEMBER 31, 1994


                                                                                                       State of
Name                                                                                                   Incorporation
----                                                                                                   -------------
UNITED COMPANIES LIFE INSURANCE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED COMPANIES LENDING CORPORATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED PLAN INSURANCE AGENCY, INC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED COMPANIES MORTGAGE OF TENNESSEE, INC. (1)  . . . . . . . . . . . . . . . . . . . . . . . . .    Tennessee
PELICAN MORTGAGE COMPANY, INC. (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Delaware
ADOBE, INC (2). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Nevada
GINGER MAE(R), INC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNICOR MORTGAGE(R), INC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UCFC ACCEPTANCE CORPORATION (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED COMPANIES REALTY AND DEVELOPMENT COMPANY, INC. . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED COMPANIES MANAGEMENT COMPANY, INC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED COMMUNICATIONS CORPORATION OF LOUISIANA, INC.  . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
UNITED GENERAL TITLE INSURANCE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
FOSTER MORTGAGE CORPORATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana
SOUTHERN MORTGAGE ACQUISITION, INC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    Louisiana

____________________
(1)  Wholly-owned by United Companies Lending Corporation.
(2)  Wholly-owned by Pelican Mortgage Company, Inc.





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